UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

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KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

(Name of Registrant as Specified In Its Charter)

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Kayne Anderson Closed-End Funds Announce Combined 2020 Annual Meeting of Stockholders Will be Held as a Virtual Meeting

Houston, TX – April 20, 2020 – KA Fund Advisors, LLC ("Kayne Anderson"), which serves as the adviser to Kayne Anderson MLP/Midstream Investment Company (NYSE: KYN) and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF) (each a "Company") announced today that due to the COVID-19 pandemic, the combined KYN and KMF 2020 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 7, 2020, at 8:00 a.m. Central Time will be conducted as a virtual meeting. Stockholders will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting, stockholders of record as of the close of business on February 14, 2020 (the "Record Date"), are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting thereof).

If your shares in either Company are held by a financial intermediary (such as a broker-dealer or a bank), and you wish to attend the Annual Meeting, please send an email to AST Fund Solutions, LLC ("AST") at attendameeting@astfinancial.com with the respective Company name in the subject line and include your full name, address, and satisfactory proof of ownership. After receiving this information, AST will then provide you with the meeting password. If you wish to attend and vote at the Annual Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the relevant Company name(s), the number of Company shares you held as of the Record Date, as well as your name and address.

If you are a stockholder of record of either Company (shares are held in your name as reflected in each Company's records), or you have received your legal proxy from your financial intermediary as described above, and wish to attend and vote at the Annual Meeting, please send an email with "Legal Proxy" in the subject line to AST at attendameeting@astfinancial.com with your name, address, and satisfactory proof of ownership (e.g., your legal proxy). After receiving this information, AST will then provide you with the meeting password.

Requests to attend the Annual Meeting must be received by AST no later than 2:00 p.m. Central Time on May 6, 2020.

Stockholders may attend the Annual Meeting by accessing https://web.lumiagm.com/253163662 and entering the case-sensitive password provided by AST. On the date of the Annual Meeting, stockholders are encouraged to log on 15 minutes before the meeting start time. Stockholders may ask questions and vote during the Annual Meeting by following the instructions available on the meeting website.

Whether or not a stockholder plans to attend the Annual Meeting, stockholders who have not yet voted are encouraged to do so prior to the meeting. The combined proxy statement is available at www.kaynefunds.com/proxyinformation.The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in the format of the Annual Meeting and may continue to be used to vote a stockholders shares in connection with the Annual Meeting.

Stockholders who have questions about the Annual Meeting should contact Kayne Anderson at 877- 657-3863 or cef@kaynecapital.com .

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Kayne Anderson MLP/Midstream Investment Company is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, whose common stock is traded on the NYSE. KYN's investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related master limited partnerships and their affiliates ("MLPs"), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, "Midstream Energy Companies").

Kayne Anderson Midstream/Energy Fund, Inc. is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 whose common stock is traded on the NYSE. KMF's investment objective is to provide a high level of total return with an emphasis on making cash distributions to its stockholders by investing at least 80% of its total assets in securities of companies in the Midstream/Energy Sector, consisting of: (a) Midstream Master Limited Partnerships ("MLPs"), (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. KMF anticipates that the majority of its investments will consist of investments in Midstream MLPs and Midstream Companies. See glossary of key terms in the fund's quarterly reports.

This press release is provided for informational purposes only. It shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of any securities in any jurisdiction in which such offer or sale is not permitted. Investors should consult an investment, tax or legal adviser for advice and information regarding their circumstances before investing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains "forward-looking statements" as defined under the U.S. federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the fund's historical experience and its present expectations or projections indicated in any forward- looking statements. These risks include but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in detail in each fund's filings with the SEC, available at www.sec.gov. You should not place undue reliance on forward-looking statements, which speak only as of the date of this communication. Kayne Anderson undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that either fund's investment objectives will be attained.

Contact:

KA Fund Advisors, LLC Investor Relations 877-657-3863 cef@kaynecapital.com www.kaynefunds.com